UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2022

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Securities for Services

Quarterly Reimbursement under Administrative Services Agreement

On October 31, 2017, Bluerock Residential Growth REIT, Inc. (the “Company”) entered into an Administrative Services Agreement (the “Administrative Services Agreement”) with Bluerock Residential Holdings, L.P. (the “Operating Partnership”), Bluerock TRS Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Operating Partnership (the “OP Sub”), and Bluerock REIT Operator, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “REIT Operator,” and collectively with the Company, the Operating Partnership and the OP Sub, the “Company Parties,” and each, a “Company Party”), and Bluerock Real Estate, L.L.C., a Delaware limited liability company (“BRRE”) and its affiliate, Bluerock Real Estate Holdings, LLC, a Delaware limited liability company (“BREH,” and together with BRRE, the “BRRE Entities”). Pursuant to the Administrative Services Agreement, the BRRE Entities provide the Company with certain human resources, investor relations, marketing, legal and other administrative services (the “Services”) to facilitate the transition of the Company’s management of its operations, and enable the Company to benefit from operational efficiencies created by access to such Services, following the internalization of the Company’s management. Under the Administrative Services Agreement, the BRRE Entities are each entitled to quarterly reimbursement by the Company Parties for all costs incurred in performing the Services (each, a “Quarterly ASA Reimbursement”), the calculation of which is reviewed by the Company’s board of directors (the “Board”), and which is payable either in cash or in long-term incentive plan units of the Operating Partnership (“LTIP Units”), at the election of the Board.

The Board, including its independent directors, having reviewed the calculation of the Quarterly ASA Reimbursement for the three months ended December 31, 2021 as provided by the BRRE Entities, authorized and approved payment of the Quarterly ASA Reimbursement for the three months ended December 31, 2021 in a number of LTIP Units equal to (i) the dollar amount of the portion of the Quarterly ASA Reimbursement payable in such LTIP Units (calculated by the BRRE Entities as $246,892.11), divided by (ii) the volume weighted average price per share of the Company’s Class A common stock, $0.01 par value per share (the “Class A Common Stock”), on the NYSE American on the twenty (20) trading days prior to the Issuance Date (the “Q4 ASA Reimbursement LTIP Units”), with such Q4 ASA Reimbursement LTIP Units to vest and become nonforfeitable on the first anniversary of the Issuance Date (as hereinafter defined).

On February 28, 2022 (the “Issuance Date”), the BRRE Entities calculated, as set forth in the Administrative Services Agreement, that 9,317 Q4 ASA Reimbursement LTIP Units would be issued to the BRRE Entities in payment of the Quarterly ASA Reimbursement, and the Operating Partnership issued 9,317 Q4 ASA Reimbursement LTIP Units to the BRRE Entities in payment thereof.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Q4 ASA Reimbursement LTIP Units to the BRRE Entities in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D. Each of the BRRE Entities has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Q4 ASA Reimbursement LTIP Units shall vest and become nonforfeitable on the first anniversary of the Issuance Date, and may convert to units of limited partnership interest in the Operating Partnership (“OP Units”) upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the Q4 ASA Reimbursement LTIP Units were held), settled in shares of Class A Common Stock. The BRRE Entities will be entitled to receive “distribution equivalents” with respect to the Q4 ASA Reimbursement LTIP Units at the time distributions are paid to the holders of Class A Common Stock.

Quarterly Reimbursement under Leasehold Cost-Sharing Agreement

On February 15, 2019, the Company entered into a Leasehold Cost-Sharing Agreement (the “Cost-Sharing Agreement”) with the BRRE Entities with respect to the corporate space subleased by the Company and the BRRE Entities (the “Sublease”) located at 1345 Avenue of the Americas, New York, New York (the “NY Premises”), which serves as the Company’s headquarters. The Sublease permits the Company, the BRRE Entities and certain of their respective subsidiaries and/or affiliates to share occupancy of the NY Premises. The Cost-Sharing Agreement provides for the allocation and sharing between the Company and the BRRE Entities of the costs under the Sublease, including costs associated with tenant improvements (collectively, “Sublease Costs”).

Pursuant to the Cost-Sharing Agreement, the BRRE Entities are entitled to quarterly reimbursement by the Company for the Company’s share of Sublease Costs attributable to such quarter (each, a “Quarterly CSA Reimbursement”), the calculation of which is reviewed by the Board, and which is payable either in cash or in LTIP Units, at the election of the Board.

The Board, including its independent directors, having reviewed the calculation of the Quarterly CSA Reimbursement for the three months ended December 31, 2021 as provided by the BRRE Entities, authorized and approved payment of the Quarterly CSA Reimbursement for the three months ended December 31, 2021 in a number of LTIP Units equal to (i) the dollar amount of the portion of the Quarterly CSA Reimbursement payable in such LTIP Units (calculated by the BRRE Entities as $187,371.20), divided by (ii) the volume weighted average price per share of Class A Common Stock on the NYSE American on the twenty (20) trading days prior to the Issuance Date (the “Q4 CSA Reimbursement LTIP Units”), with such Q4 CSA Reimbursement LTIP Units to vest and become nonforfeitable on the first anniversary of the Issuance Date.

On the Issuance Date of February 28, 2022, the BRRE Entities calculated, as set forth in the Cost-Sharing Agreement, that 7,071 Q4 CSA Reimbursement LTIP Units would be issued to the BRRE Entities in payment of the Quarterly CSA Reimbursement, and the Operating Partnership issued 7,071 Q4 CSA Reimbursement LTIP Units to the BRRE Entities in payment thereof.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Q4 CSA Reimbursement LTIP Units to the BRRE Entities in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D. Each of the BRRE Entities has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Q4 CSA Reimbursement LTIP Units shall vest and become nonforfeitable on the first anniversary of the Issuance Date, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the Q4 CSA Reimbursement LTIP Units were held), settled in shares of Class A Common Stock. The BRRE Entities will be entitled to receive “distribution equivalents” with respect to the Q4 CSA Reimbursement LTIP Units at the time distributions are paid to the holders of Class A Common Stock.

Quarterly Payment of Certain Salaries in Equity

As previously disclosed in the Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 24, 2020, the amended and restated employment agreements with each of R. Ramin Kamfar (“Mr. Kamfar”) and Jordan B. Ruddy (“Mr. Ruddy”) set forth, respectively, the terms and conditions of Mr. Kamfar’s service as our Chief Executive Officer and Chairman of our Board of Directors, and Mr. Ruddy’s service as our Chief Operating Officer and President, and provide that each of Messrs. Kamfar and Ruddy will receive an annual base salary in an amount to be determined annually by the compensation committee (the “Compensation Committee”) of the Board, subject to certain minimum amounts (collectively, the “Base Salaries,” and each, a “Base Salary”). For the fiscal year ending December 31, 2022, the Compensation Committee approved a Base Salary for Mr. Kamfar of $750,000, and a Base Salary for Mr. Ruddy of $400,000. The Compensation Committee further approved, and each of Mr. Kamfar and Mr. Ruddy formally elected and agreed to receive, and the Company agreed to pay, (a) 98.0% of the Base Salary of Mr. Kamfar for the fiscal year ending December 31, 2022, and (b) (i) 83.0% of the Base Salary of Mr. Ruddy for such fiscal year, in Company equity rather than in cash, as follows:

1.	On February 28, 2022 (the “Q1 LTIP Date of Grant”), the Company granted (a) to Mr. Kamfar, 6,935 LTIP Units in payment of 98.0% of the portion of the Base Salary payable to Mr. Kamfar for the period from January 1, 2022 through March 31, 2022, and (b) to Mr. Ruddy, 3,133 LTIP Units in payment of 83.0% of the portion of the Base Salary payable to Mr. Ruddy for such period; in each case, as a grant of equity incentive compensation under the Company’s Fourth Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Plan”) in the form of LTIP Units, with the remainder, in each case, payable in cash. The number of LTIP Units granted to each of Mr. Kamfar and Mr. Ruddy on the Q1 LTIP Date of Grant was determined by dividing the dollar value of each such grant by the volume-weighted average closing price per share of Class A Common Stock for the twenty (20) trading days preceding the Q1 LTIP Date of Grant. Each such grant to each of Messrs. Kamfar and Ruddy was evidenced by an LTIP Unit Vesting Agreement. Each LTIP Unit so granted will become vested and nonforfeitable on the first anniversary of the Q1 LTIP Date of Grant, and was issued in accordance with, and will be subject to, the terms of the Plan.

2.	For each of the periods from (a) April 1, 2022 through June 30, 2022; (b) July 1, 2022 through September 30, 2022; and (c) October 1, 2022 through December 31, 2022, (i) 98.0% of the portion of the Base Salary payable to Mr. Kamfar for each such period, and (ii) 83.0% of the Base Salary of Mr. Ruddy for each such period, will each be payable as a grant of equity incentive compensation under the Plan in the form of LTIP Units, with the remainder, in each case, payable in cash. Such grants and cash payments will be made on a quarterly basis, expected to occur in mid-May 2022, mid-August 2022, and mid-November 2022 (each, an “LTIP Date of Grant”). The number of LTIP Units to be granted to each of Mr. Kamfar and Mr. Ruddy on each such LTIP Date of Grant will be determined by dividing the dollar value of each such grant by the volume-weighted average closing price per share of Class A Common Stock for the twenty (20) trading days preceding the applicable LTIP Date of Grant. Each such grant to each of Messrs. Kamfar and Ruddy will be evidenced by an LTIP Unit Vesting Agreement. Each LTIP Unit so granted will become vested and nonforfeitable on the first anniversary of the applicable LTIP Date of Grant, and will be issued in accordance with, and will be subject to, the terms of the Plan.

The LTIP Units so granted may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of Class A Common Stock.

The payment of the Base Salaries to each of Mr. Kamfar and Mr. Ruddy primarily in Company equity rather than in cash reflects a change in the form of payment only, and did not affect the amounts of Mr. Kamfar and Mr. Ruddy’s respective Base Salaries for the fiscal year ending December 31, 2022 as set by the Compensation Committee as part of the Company’s overall executive compensation program for 2022.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information set forth above under Item 3.02 of this report is hereby incorporated by reference into this Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: March 4, 2022	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer